Exhibit 10.13

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is dated as of April 15, 2025, between Caring Brands, Inc., a Nevada corporation (the “Company”), and each purchaser identified on the signature pages hereto (each, including its successors and assigns, a “Purchaser” and collectively, the “Purchasers”).

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 promulgated thereunder, the Company desires to issue and sell to each Purchaser, and each Purchaser, severally and not jointly, desires to purchase from the Company, securities of the Company as more fully described in this Agreement.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser agree as follows:

ARTICLE I.

DEFINITIONS

1.1 Definitions. In addition to the terms defined elsewhere in this Agreement the following terms have the meanings set forth in this Section 1.1:

“Acquiring Person” shall have the meaning ascribed to such term in Section 4.6.

“Action” shall have the meaning ascribed to such term in Section 3.1(h).

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 under the Securities Act.

“Board of Directors” means the board of directors of the Company.

“Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed; provided, however, for clarification, commercial banks shall not be deemed to be authorized or required by law to remain closed due to “stay at home”, “shelter-in-place”, “non-essential employee” or any other similar orders or restrictions or the closure of any physical branch locations at the direction of any governmental authority so long as the electronic funds transfer systems (including for wire transfers) of commercial banks in The City of New York are generally are open for use by customers on such day.

“Closing” means any closing of the purchase and sale of the Securities pursuant to Section 2.1.

“Closing Date” means the Business Day on which all of the Transaction Documents have been executed and delivered by the applicable parties thereto, and all conditions precedent to (i) a Purchaser’s obligations to pay its Subscription Amount and (ii) the Company’s obligations to deliver the Securities, in each case, have been satisfied or waived. Pursuant to the terms of this Agreement, there may be one or more Closing Dates hereunder.

“Commission” means the United States Securities and Exchange Commission.

“Common Stock” means the common stock of the Company, having no par value per share, and any other class of securities into which such securities may hereafter be reclassified or changed.

“Common Stock Equivalents” means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Company Counsel” means Sichenzia Ross Ference Carmel LLP, with offices located at 1185 6th Avenue, 31st Floor, New York, NY 10036.

“Escrow Agent” means Sichenzia Ross Ference Carmel LLP.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“FCPA” means the Foreign Corrupt Practices Act of 1977, as amended.

“GAAP” means generally accepted accounting principles.

“Indebtedness” shall have the meaning ascribed to such term in Section 3.1(x).

“Intellectual Property Rights” shall have the meaning ascribed to such term in Section 3.1(n).

“Legend Removal Date” shall have the meaning ascribed to such term in Section 4.1(c).

“Liens” means a lien, charge, pledge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

“Material Adverse Effect” shall have the meaning assigned to such term in Section 3.1(b).

“Material Permits” shall have the meaning ascribed to such term in Section 3.1(1).

“Maximum Amount” means an aggregate of $1,000,000, which may be increased by an additional $1,000,000 in the sole discretion of the Board of Directors.

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“Offering” means the offering of Common Stock pursuant to this Agreement and the other Transaction Documents.

“Offering Period” means the earlier of (i) the sale of the Maximum Amount, (ii) termination of the Offering as determined by the Company and the Placement Agent or (iii) June 31, 2025 (“Initial Offering Period”), which date may be extended by the Placement Agent and the Company in their joint discretion until June 31, 2025.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an informal investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Purchased Shares” means the shares of Common Stock issued and issuable pursuant to the terms of this Agreement.

“Purchaser Party” shall have the meaning ascribed to such term in Section 4.9.

“Qualified Offering” shall mean a registered offering of Common Stock (or units consisting of Common Stock and warrants to purchase Common Stock) resulting in the listing for trading of the Common Stock on the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market or the New York Stock Exchange (or any successors to any of the foregoing).

“Required Approvals” shall have the meaning ascribed to such term in Section 3.1(e).

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“Securities” means the Purchased Shares, the Warrants and the Warrant Shares.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Short Sales” means all “short sales” as defined in Rule 200 of Regulation SHO under the Exchange Act (but shall not be deemed to include locating and/or borrowing shares of Common Stock).

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“Subscription Amount” means, as to each Purchaser, the aggregate amount to be paid for the Units purchased hereunder as specified below such Purchaser’s name on the signature page of this Agreement and next to the heading “Subscription Amount,” in United States dollars and in immediately available funds.

“Subsidiary” means any subsidiary of the Company as set forth in Schedule 3.1(a) and shall, where applicable, also include any direct or indirect subsidiary of the Company formed or acquired after the date hereof.

“Termination Date” means the date on which the Offering expires or is terminated.

“Trading Day” means a day on which the principal Trading Market is open for trading.

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange, OTCQB or OTCQX (or any successors to any of the foregoing).

“Transaction Documents” means this Agreement, the Warrants, all exhibits and schedules thereto and hereto and any other documents or agreements executed in connection with the transactions contemplated hereunder.

“Transfer Agent” means the initial transfer agent of the Company to be appointed, and any successor transfer agent of the Company.

“Unit” has the meaning set forth in Section 2.1.

“Warrant Shares” means the shares of Common Stock issuable upon exercise of the Common Stock.

ARTICLE II.

PURCHASE AND SALE

2.1 Closings. On each Closing Date, upon the terms and subject to the conditions set forth herein, substantially concurrent with the execution and delivery of this Agreement by the parties hereto, the Company agrees to sell, and each Purchaser participating in the applicable Closing, severally and not jointly, agrees to purchaser units (each, a “Common share”) for a price per unit of $4.00, consisting of one share Common Stock. The number of Units to be purchased by a Purchase at the applicable closing shall be set forth on such Purchaser’s signature page hereto; Each Purchaser shall have delivered to the Company pursuant to the instructions contained on Schedule 2.1, via wire transfer or a certified check, immediately available funds equal to such Purchaser’s Subscription Amount as set forth on the signature page hereto executed by such Purchaser. Upon the exchange of items set forth in Section 2.2. At any Closing hereunder, the Company shall deliver to each Purchaser its respective Common Stock, as determined pursuant to Section 2.2(a), and the Company and each Purchaser shall deliver the other items set forth in Section 2.2 deliverable at the Closing. If the initial Closing is not in the Maximum Amount, subsequent closings may be held up to the sale of the Maximum Amount. Upon satisfaction of the covenants and conditions set forth in Sections 2.2 and 2.3, each Closing shall occur at such location as the parties shall mutually agree. Closings hereunder shall only be held during the Offering Period and in no event shall a Closing occur after the Termination Date.

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2.2 Deliveries.

(a) On or prior to each Closing Date, the Company shall deliver or cause to be delivered to each of the Placement Agent on behalf of each Purchaser participating in the applicable Closing the following:

(i) this Agreement duly executed by the Company;

(ii) a stock certificate or book entry statement for each Purchaser from the Transfer Agent representing an amount of shares of Common Stock equal to such Purchaser’s Subscription amount divided by 1;

(iii) a copy of a good standing certificate of the Company , dated a date reasonably close to each Closing Date;

(iv) for initial Closing Date only, a certificate, dated as of the Closing Date, duly executed, and delivered by an officer of the Company, certifying the resolutions of the Company’s Board of Directors then in full force and effect authorizing, to the extent relevant, all aspects of the transaction and the execution, delivery and performance of each Transaction Document to be executed and the transactions contemplated hereby and thereby;

(v) opinion of counsel to the Company in form satisfactory to the counsel to the Placement Agent; and

(vi) such other approvals, opinions, or documents as the Placement Agent may request in form and substance reasonably satisfactory to the Placement Agent.

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(b) On or prior to the Closing Date in which respect of a Purchaser is participating, such Purchaser shall deliver or cause to be delivered to the Company the following:

(i) this Agreement duly executed by such Purchaser;

(ii) such Purchaser’s Subscription Amount as to the Closing by wire transfer to the Escrow Agent to the account specified in Schedule 2.1 hereto; and

(iii) Purchaser Questionnaire in the form of Exhibit B hereto.

2.3 Closing Conditions.

(a) The obligations of the Company hereunder in connection with the Closing are subject to the following conditions being met:

(i) the accuracy in all material respects on (or, to the extent representations or warranties are qualified by materiality or Material Adverse Effect, in all respects) the Closing Date of the representations and warranties of the Purchasers contained herein (unless as of a specific date therein in which case they shall be accurate as of such date);

(ii) all obligations, covenants and agreements of each Purchaser required to be performed at or prior to the Closing Date shall have been performed; and

(iii) the delivery by each Purchaser of the items set forth in Section 2.2(b) of this Agreement.

(b) The respective obligations of the Purchasers hereunder in connection with a Closing are subject to the following conditions being met (it being understood that the Company may waive any of the conditions for any Closing hereafter):

(i) the accuracy in all material respects (or, to the extent representations or warranties are qualified by materiality or Material Adverse Effect, in all respects) when made and on the Closing Date of the representations and warranties of the Company contained herein (unless as of a specific date therein in which case they shall be accurate as of such date);

(ii) all obligations, covenants and agreements of the Company required to be performed at or prior to the applicable Closing Date shall have been performed;

(iii) the delivery by the Company of the items set forth in Section 2.2(a) of this Agreement; and

(iv) there shall have been no Material Adverse Effect since the date hereof.

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ARTICLE III.

REPRESENTATIONS AND WARRANTIES

3.1 Representations and Warranties of the Company. The Company hereby makes the following representations and warranties to each Purchaser:

(a) Subsidiaries. All of the direct and indirect subsidiaries of the Company are set forth on Schedule 3.1(a). Except as set forth on Schedule 3.1(a), the Company owns, directly or indirectly, all of the capital stock or other equity interests of each Subsidiary free and clear of any Liens, and all of the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities. If the Company has no subsidiaries, all other references to the Subsidiaries or any of them in the Transaction Documents shall be disregarded.

(b) Organization and Qualification. The Company and each of the Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation nor default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in: (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, business, prospects or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a “Material Adverse Effect”) and no Proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

(c) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and each of the other Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement and each of the other Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, the Board of Directors or the Company’s stockholders in connection herewith or therewith other than in connection with the Required Approvals. This Agreement and each other Transaction Document to which it is a party has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

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(d) No Conflicts. The execution, delivery and performance by the Company of this Agreement and the other Transaction Documents to which it is a party, the issuance and sale of the Securities and the consummation by it of the transactions contemplated hereby and thereby do not and will not (i) conflict with or violate any provision of the Company’s or any Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or any Subsidiary, or give to others any rights of termination, amendment, anti-dilution or similar adjustments, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a Material Adverse Effect.

(e) Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than: (i) the filings required pursuant to Section 4.6 of this Agreement, and (ii) the filing of Form D with the Commission and such filings as are required to be made under applicable state securities laws (collectively, the “Required Approvals”).

(f) Issuance of the Securities. The Securities are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company other than restrictions on transfer provided for in the Transaction Documents. The Purchased Shares, the Warrants and the Warrant Shares, when issued in accordance with the terms of the Transaction Documents, will be validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company other than restrictions on transfer provided for in the Transaction Documents.

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(g) Capitalization. The capitalization of the Company as of the date hereof is set forth on Schedule 3.1(g). No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. Except as a result of the purchase and sale of the Securities and, except as disclosed in Schedule 3.1(g), there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock or the capital stock of any Subsidiary, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock or Common Stock Equivalents or capital stock of any Subsidiary. The issuance and sale of the Securities will not obligate the Company or any Subsidiary to issue shares of Common Stock or other securities to any Person (other than the Purchasers). There are no outstanding securities or instruments of the Company or any Subsidiary with any provision that adjusts the exercise, conversion, exchange or reset price of such security or instrument upon an issuance of securities by the Company or any Subsidiary. There are no outstanding securities or instruments of the Company or any Subsidiary that contain any redemption or similar provisions, and there are no contracts, commitments, understandings, or arrangements by which the Company or any Subsidiary is or may become bound to redeem a security of the Company or such Subsidiary. The Company does not have any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement. All of the outstanding shares of capital stock of the Company are duly authorized, validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. No further approval or authorization of any stockholder, the Board of Directors or others is required for the issuance and sale of the Securities, except for shareholder approval to increase the number of authorized shares of Common Stock. There are no stockholders agreements, voting agreements or other similar agreements with respect to the Company’s capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s stockholders.

(h) Litigation. There is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”) which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any Subsidiary, nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty.

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(i) Labor Relations. No labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company or any Subsidiary, which could reasonably be expected to result in a Material Adverse Effect. None of the Company’s or its Subsidiaries’ employees is a member of a union that relates to such employee’s relationship with the Company or such Subsidiary, and neither the Company nor any of its Subsidiaries is a party to a collective bargaining agreement, and the Company and its Subsidiaries believe that their relationships with their employees are good. To the knowledge of the Company, no executive officer of the Company or any Subsidiary, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement or non-competition agreement, or any other contract or agreement or any restrictive covenant in favor of any third party, and the continued employment of each such executive officer does not subject the Company or any of its Subsidiaries to any liability with respect to any of the foregoing matters. The Company and its Subsidiaries are in compliance with all U.S. federal, state, local and foreign laws and regulations relating to employment and employment practices, terms and conditions of employment and wages and hours, except where the failure to be in compliance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(j) Compliance. Neither the Company nor any Subsidiary: (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any judgment, decree or order of any court, arbitrator or other governmental authority or (iii) is or has been in violation of any statute, rule, ordinance or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters, except in each case as could not have or reasonably be expected to result in a Material Adverse Effect.

(k) Environmental Laws. The Company and its Subsidiaries (i) are in compliance with all federal, state, local and foreign laws relating to pollution or protection of human health or the environment (including ambient air, surface water, groundwater, land surface or subsurface strata), including laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, “Hazardous Materials”) into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands, or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations, issued, entered, promulgated or approved thereunder (“Environmental Laws”); (ii) have received all permits licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses; and (iii) are in compliance with all terms and conditions of any such permit, license or approval where in each clause (i), (ii) and (iii), the failure to so comply could be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect.

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(l) Regulatory Permits. The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as currently conducted, except where the failure to possess such permits could not reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

(m) Title to Assets. The Company and the Subsidiaries have good and marketable title in fee simple to all real property owned by them and good and marketable title in all personal property owned by them that is material to the business of the Company and the Subsidiaries, in each case free and clear of all Liens, except for (i) Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries and (ii) Liens for the payment of federal, state or other taxes, for which appropriate reserves have been made therefor in accordance with GAAP and, the payment of which is neither delinquent nor subject to penalties. Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases with which the Company and the Subsidiaries are in compliance.

(n) Intellectual Property. Except as set forth on Schedule 3.1(n), the Company and the Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, trade secrets, inventions, copyrights, licenses and other intellectual property rights and similar rights necessary or required for use in connection with their respective businesses as currently conducted and which the failure to so have could have a Material Adverse Effect (collectively, the “Intellectual Property Rights”). None of, and neither the Company nor any Subsidiary has received a notice (written or otherwise) that any of, the Intellectual Property Rights has expired, terminated or been abandoned, or is expected to expire or terminate or be abandoned, within two (2) years from the date of this Agreement. Neither the Company nor any Subsidiary has received, since the date of the latest financial statements provided to the Placement Agent, a written notice of a claim or otherwise has any knowledge that the Intellectual Property Rights violate or infringe upon the rights of any Person, except as could not have or reasonably be expected to not have a Material Adverse Effect. To the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights. The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality, and value of all of their intellectual properties, except where failure to do so could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

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(o) Insurance. The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and the Subsidiaries are engaged. Neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

(p) Transactions with Affiliates and Employees. None of the officers or directors of the Company or any Subsidiary and, to the knowledge of the Company, none of the employees of the Company or any Subsidiary is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from providing for the borrowing of money from or lending of money to, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee, stockholder, member or partner, other than for (i) payment of salary, board fees or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company and (iii) other employee benefits, including stock option agreements under any stock option plan of the Company.

(q) Sarbanes-Oxley. The Company and the Subsidiaries are in compliance with any and all applicable requirements of the Sarbanes-Oxley Act of 2002 that are effective as of the date hereof, and any and all applicable rules and regulations promulgated by the Commission thereunder that are effective as of the date hereof and as of the Closing Date.

(r) Certain Fees. Except with respect to the fees and expenses payable to the Placement Agent as described in Section 5.2 hereto, no brokerage or finder’s fees or commissions or other remuneration are or will be payable by the Company or any Subsidiaries directly or indirectly to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents. The Purchasers shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by the Transaction Documents.

(s) Private Placement. Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 3.2, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Purchasers as contemplated hereby.

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(t) Investment Company. The Company is not, and is not an Affiliate of, and immediately after receipt of payment for the Securities, will not be or be an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended. The Company shall conduct its business in a manner so that it will not become an “investment company” subject to registration under the Investment Company Act of 1940, as amended.

(u) Registration Rights. Except as disclosed on Schedule 3.1(u), no Person has any right to cause the Company or any Subsidiary to affect the registration under the Securities Act of any securities of the Company or any Subsidiaries.

(v) Disclosure. All of the disclosure furnished by or on behalf of the Company to the Purchasers regarding the Company and its Subsidiaries, their respective businesses and the transactions contemplated hereby, including the Transaction Documents and disclosure schedules to this Agreement, is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. The Company acknowledges and agrees that no Purchaser makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 3.2 hereof.

(w) No Integrated Offering. Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 3.2, neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of the Securities Act which would require the registration of any such securities under the Securities Act.

(x) Solvency. The Company has no knowledge of any facts or circumstances which lead it to believe that it will file for reorganization or liquidation under the bankruptcy or reorganization laws of any jurisdiction within one year from the Closing Date. There is no outstanding Indebtedness of the Company or any Subsidiary, or for which the Company or any Subsidiary has commitments. For the purposes of this Agreement, “Indebtedness” means (x) any liabilities for borrowed money or amounts owed in excess of $100,000 (other than trade accounts payable incurred in the ordinary course of business), (y) all guaranties, endorsements and other contingent obligations in respect of indebtedness of others, whether or not the same are or should be reflected in the Company’s consolidated balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (z) the present value of any lease payments in excess of $50,000 due under leases required to be capitalized in accordance with GAAP. Except as disclosed on Schedule 3.1(x), neither the Company nor any Subsidiary is in default with respect to any Indebtedness.

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(y) Taxes. (a) Except as disclosed on Schedule 3.1(y) each of the Company and its Subsidiaries has timely paid all taxes and other charges due by the Company to any local or foreign tax authorities, including, without limitation, income taxes, estimated taxes, excise taxes, sales taxes, value added taxes, use taxes, gross receipts taxes, franchise taxes, national insurance taxes, national healthcare contributions, employment and payroll related taxes, property taxes and import duties, whether or not measured in whole or in part by net income (hereinafter, “Taxes” or, individually, a “Tax”) which have come due and are required to be paid by it through the date hereof or the date of the relevant Closing, and all deficiencies or other additions to Tax, interest and penalties owed by it in connection with any such Taxes; (b) except as set forth in Schedule 3.1(y), each of the Company and its Subsidiaries has duly and timely submitted or caused to be submitted all returns for Taxes that it is required to submit on and through the date hereof or the date of the relevant Closing, as applicable (including, in each case, all applicable extensions), and all such Tax returns are accurate and complete in all material respects; (c) with respect to all Tax returns of the Company and its Subsidiaries, (i) there is no unassessed Tax deficiency proposed or, to the knowledge of the Company, threatened against the Company or its Subsidiaries and (ii) no audit is in progress with respect to any return for Taxes, no extension of time is in force with respect to any date on which any return for Taxes was or is to be submitted and no waiver or agreement is in force for the extension of time for the assessment or payment of any Tax; (d) all provisions for Tax liabilities of the Company and its Subsidiaries have been made consistent with GAAP consistently applied, and all liabilities for Taxes of the Company and its Subsidiaries attributable to periods prior to or ending on the date hereof or the date of the relevant Closing, as applicable, have been adequately provided for; (e) there are no liens for Taxes on the assets of the Company or its Subsidiaries; (f) all monies required to be withheld by the Company (including from employees for income Taxes and social security and other payroll Taxes) have been collected or withheld, and either paid to the respective taxing authorities, set aside in accounts for such purpose, or accrued, reserved against and entered upon the books of the Company; (g) to the knowledge of the Company, there are no circumstances which will or may, whether by lapse of time or the issue of any notice of assessment or otherwise, give rise to any dispute with any relevant taxation authority in relation to the Company’s or its Subsidiaries’ liability or accountability for Tax under currently enacted statutes and regulations, any claim made by any of them, any relief, deduction, or allowance afforded to any such company, or in relation to the status or character of the Company or its Subsidiaries under or for the purpose of any provision of any legislation relating to Tax; (h) the Company has duly collected all amounts on account of any sales transfer Taxes or valued added taxes, including goods and services, harmonized sales and provincial or territorial sales Taxes, required by law to be collected by it, and has duly and timely remitted to the appropriate governmental authority any such amounts required by law to be remitted by it; and (i) the Company has not refunded or deducted any input valued added taxes that it was not so entitled to deduct or refund.

(z) No General Solicitation. Neither the Company nor any Person acting on behalf of the Company has offered or sold any of the Securities by any form of general solicitation or general advertising. The Company has offered the Securities for sale only to the Purchasers and certain other “accredited investors” within the meaning of Rule 501 under the Securities Act.

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(aa) Foreign Corrupt Practices. Neither the Company nor any Subsidiary, nor to the knowledge of the Company or any Subsidiary, any agent or other person acting on behalf of the Company or any Subsidiary, has (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company or any Subsidiary (or made by any person acting on its behalf of which the Company is aware) which is in violation of law or (iv) violated in any material respect any provision of FCPA.

(bb) No Disagreements with Accountants and Lawyers. There are no disagreements of any kind presently existing, or reasonably anticipated by the Company to arise, between the Company and the accountants and lawyers presently or, to the knowledge of the Company, formerly employed by the Company and the Company is current with respect to any fees owed to its accountants and lawyers which could affect the Company’s ability to perform any of its obligations under any of the Transaction Documents.

(cc) Acknowledgment Regarding Purchasers’ Purchase of Securities. The Company acknowledges and agrees that each of the Purchasers is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated thereby. The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated thereby and any advice given by any Purchaser or any of their respective representatives or agents in connection with the Transaction Documents and the transactions contemplated thereby is merely incidental to the Purchasers’ purchase of the Securities. The Company further represents to each Purchaser that the Company’s decision to enter into this Agreement and the other Transaction Documents has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

(dd) Acknowledgment Regarding Purchaser’s Trading Activity. Anything in this Agreement or elsewhere herein to the contrary notwithstanding (except for Sections 3.2(g) and 4.11 hereof), it is understood and acknowledged by the Company that: (i) none of the Purchasers has been asked by the Company to agree, nor has any Purchaser agreed, to desist from purchasing or selling, long and/or short, securities of the Company, or “derivative” securities based on securities issued by the Company or to hold the Securities for any specified term, (ii) past or future open market or other transactions by any Purchaser, specifically including, without limitation, Short Sales or “derivative” transactions, before or after the closing of this or future private placement transactions, may negatively impact the market price of the Company’s publicly-traded securities, (iii) any Purchaser, and counter-parties in “derivative” transactions to which any such Purchaser is a party, directly or indirectly, may presently have a “short” position in the Common Stock and (iv) each Purchaser shall not be deemed to have any affiliation with or control over any arm’s length counter-party in any “derivative” transaction. The Company further understands and acknowledges that (y) one or more Purchasers may engage in hedging activities at various times during the period that the Securities are outstanding, including, without limitation, during the periods that the value of the Purchased Shares or Warrant Shares deliverable with respect to Securities are being determined, and (z) such hedging activities (if any) could reduce the value of the existing stockholders’ equity interests in the Company at and after the time that the hedging activities are being conducted. The Company acknowledges that such hedging activities do not constitute a breach of any of the Transaction Documents.

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(ee) Stock Option Plans. No stock options are outstanding as of the date hereof.

(ff) Office of Foreign Assets Control. Neither the Company nor any Subsidiary nor, to the Company’s knowledge, any director, officer, agent, employee or affiliate of the Company or any Subsidiary is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”).

(gg) U.S. Real Property Holding Corporation. The Company is not and has never been a U.S. real property holding corporation within the meaning of Section 897 of the Internal Revenue Code of 1986, as amended, and the Company shall so certify upon Purchaser’s request.

(hh) Bank Holding Company Act. Neither the Company nor any of its Subsidiaries or Affiliates is subject to the Bank Holding Company Act of 1956, as amended (the “BHCA”) and to regulation by the Board of Governors of the Federal Reserve System (the “Federal Reserve”). Neither the Company nor any of its Subsidiaries or Affiliates owns or controls, directly or indirectly, five percent (5%) or more of the outstanding shares of any class of voting securities or twenty-five percent or more of the total equity of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve. Neither the Company nor any of its Subsidiaries or Affiliates exercises a controlling influence over the management or policies of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve.

(ii) Money Laundering. The operations of the Company and its Subsidiaries are and have been conducted at all times in compliance with applicable financial record-keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, applicable money laundering statutes and applicable rules and regulations thereunder (collectively, the “Money Laundering Laws”), and no Action or Proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any Subsidiary with respect to the Money Laundering Laws is pending or, to the knowledge of the Company or any Subsidiary, threatened.

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(jj) No Disqualification Events. With respect to the Securities to be offered and sold hereunder in reliance on Rule 506 under the Securities Act, none of the Company, any of its predecessors, any affiliated issuer, any director, executive officer, other officer of the Company participating in the offering hereunder, any beneficial owner of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the Securities Act) connected with the Company in any capacity at the time of sale (each, an “Issuer Covered Person” and, together, “Issuer Covered Persons”) is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). The Company has exercised reasonable care to determine whether any Issuer Covered Person is subject to a Disqualification Event. The Company has complied, to the extent applicable, with its disclosure obligations under Rule 506(e), and has furnished to the Purchasers a copy of any disclosures provided thereunder.

(kk) Other Covered Persons. Other than the Placement Agent, the Company is not aware of any person (other than any Issuer Covered Person) that has been or will be paid (directly or indirectly) remuneration for solicitation of purchasers in connection with the sale of any Securities.

(ll) Notice of Disqualification Events. The Company will notify the Purchasers in writing, prior to the Closing Date of (i) any Disqualification Event relating to any Issuer Covered Person and (ii) any event that would, with the passage of time, become a Disqualification Event relating to any Issuer Covered Person.

3.2 Representations and Warranties of the Purchasers. Each Purchaser, for itself and for no other Purchaser, hereby represents and warrants as of the date hereof and as of the applicable Closing Date to the Company as follows (unless as of a specific date therein, in which case they shall be accurate as of such date):

(a) Organization; Authority. Such Purchaser is either an individual or an entity duly incorporated or formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation with full right, corporate, partnership, limited liability company or similar power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of the Transaction Documents and performance by such Purchaser of the transactions contemplated by the Transaction Documents have been duly authorized by all necessary corporate, partnership, limited liability company or similar action, as applicable, on the part of such Purchaser. Each Transaction Document to which it is a party has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

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(b) Own Account. Such Purchaser is acquiring the Securities as principal for its own account and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Securities (this representation and warranty not limiting such Purchaser’s right to sell the Securities in compliance with applicable federal and state securities laws). Such Purchaser understands that the Securities are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Securities as principal for its own account and not with a view to or for distributing or reselling such Securities or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Securities in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Securities in violation of the Securities Act or any applicable state securities law (this representation and warranty not limiting such Purchaser’s right to sell the Securities in compliance with applicable federal and state securities laws). Such Purchaser is acquiring the Securities hereunder in the ordinary course of its business.

(c) Purchaser Status. At the time such Purchaser was offered the Securities, it was, and as of the date hereof it is, either an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the Securities Act.

(d) Experience of Such Purchaser. Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication, and experience in business and financial matters to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Such Purchaser can bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

(e) General Solicitation. Such Purchaser is not, to such Purchaser’s knowledge, purchasing the Securities because of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or, to the knowledge of such Purchaser, any other general solicitation or general advertisement.

(f) Access to Information. Such Purchaser acknowledges that it has had the opportunity to review the Transaction Documents (including all exhibits and schedules thereto) and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities; (ii) access to information about the Company and its financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment, respectively, the investor presentation attached as Exhibit C to this Agreement, and Risk Factors attached as Exhibit D to this Agreement and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment.

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(g) Certain Transactions and Confidentiality. Other than consummating the transactions contemplated hereunder, such Purchaser has not, nor has any Person acting on behalf of or pursuant to any understanding with such Purchaser, directly or indirectly executed any purchases or sales, including Short Sales, of the securities of the Company during the period commencing as of the time that such Purchaser first received a term sheet (written or oral) from the Company or any other Person representing the Company setting forth the material terms of the transactions contemplated hereunder and ending immediately prior to the execution hereof. Notwithstanding the foregoing, in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser’s assets, the representation set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement. Other than to other Persons party to this Agreement or to such Purchaser’s representatives, including, without limitation, its officers, directors, partners, legal and other advisors, employees, agents and Affiliates, such Purchaser has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction). Notwithstanding the foregoing, for the avoidance of doubt, nothing contained herein shall constitute a representation or warranty against, or a prohibition of, any actions with respect to the borrowing of, arrangement to borrow, identification of the availability of, and/or securing of, securities of the Company for such Purchaser (or its broker or other financial representative) to effect Short Sales or similar transactions in the future.

The Company acknowledges and agrees that the representations contained in this Section 3.2 shall not modify, amend or affect such Purchaser’s right to rely on the Company’s representations and warranties contained in this Agreement or any representations and warranties contained in any other Transaction Document, or any other document or instrument executed and/or delivered in connection with this Agreement or the consummation of the transactions contemplated hereby. Notwithstanding the foregoing, for the avoidance of doubt, nothing contained herein shall constitute a representation or warranty, or preclude any actions, with respect to locating or borrowing shares to effect Short Sales or similar transactions in the future.

ARTICLE IV.

OTHER AGREEMENTS OF THE PARTIES

4.1 Transfer Restrictions.

(a) The Securities may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement or Rule 144, to the Company or to an Affiliate of a Purchaser or in connection with a pledge as contemplated in Section 4.1(b), the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights and obligations of a Purchaser under this Agreement.

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(b) The Purchasers agree to the imprinting, so long as is required by this Section 4.1, of a legend on any of the Securities in the following form:

[NEITHER] THIS SECURITY [NOR THE SECURITIES INTO WHICH THIS SECURITY IS [EXERCISABLE] HAS [NOT] BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THIS SECURITY [AND THE SECURITIES ISSUABLE UPON [EXERCISE] OF THIS SECURITY] MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH SECURITIES.

The Company acknowledges and agrees that a Purchaser may from time to time pledge pursuant to a bona fide margin agreement with a registered broker-dealer or grant a security interest in some or all of the Securities to a financial institution that is an “accredited investor” as defined in Rule 501(a) under the Securities Act and, if required under the terms of such arrangement, such Purchaser may transfer pledged or secured Securities to the pledgees or secured parties. Such a pledge or transfer would not be subject to approval of the Company and no legal counsel of the pledgee, secured party or pledgor shall be required in connection therewith. Further, no notice shall be required of such pledge. At the appropriate Purchaser’s expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer of the Securities, including, if the Securities have been registered for resale pursuant to a registration statement, the preparation and filing of any required prospectus supplement under Rule 424(b)(3) under the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of selling stockholders thereunder.

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(c) Certificates evidencing the Purchased Shares, the Warrant Shares or the Warrants shall not contain any legend (including the legend set forth in Section 4.1(b) hereof): (i) while a registration statement covering the resale of such security is effective under the Securities Act, (ii) following any sale of such Purchased Shares, Warrant Shares or Warrants pursuant to Rule 144 or (iii) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission). The Company shall, at its expense, cause its counsel, or at the option of a Purchaser, counsel determined by such Purchaser, to issue a legal opinion to the Transfer Agent or the Purchaser promptly if required by the Transfer Agent to effect the removal of the legend hereunder, or if requested by a Purchaser, respectively subject to compliance with the Securities Act and/or Rule 144 (for the avoidance of doubt, the Company shall pay all costs associated with such opinions). If the Purchased Shares or Warrant Shares may be sold under Rule 144 or if such legend is not otherwise required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission) then such Purchased Shares or Warrant Share shall be issued free of all legends. The Company agrees that at such time as such legend is no longer required under this Section 4.1(c), it will, no later than the earlier of (i) two (2) Trading Days and (ii) the number of Trading Days comprising the Standard Settlement Period (as defined below) following the delivery by a Purchaser to the Company or the Transfer Agent of a certificate representing Purchased Shares or Warrant Shares, as applicable, issued with a restrictive legend (such date, the “Legend Removal Date”), deliver or cause to be delivered to such Purchaser a certificate representing such shares that is free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to the Transfer Agent that enlarge the restrictions on transfer set forth in this Section 4. Certificates for Purchased Shares or Warrant Shares subject to legend removal hereunder shall be transmitted by the Transfer Agent to the Purchaser by crediting the account of the Purchaser’s prime broker with the Depository Trust Company System as directed by such Purchaser. As used herein, “Standard Settlement Period” means the standard settlement period, expressed in a number of Trading Days, on the Company’s primary Trading Market with respect to the Common Stock as in effect on the date of delivery of a certificate representing Purchased Shares or Warrant Shares, as applicable, issued with a restrictive legend.

(d) Each Purchaser, severally and not jointly with the other Purchasers, agrees with the Company that such Purchaser will only sell Securities pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom, and that if Securities are sold pursuant to a registration statement, they will be sold in compliance with the plan of distribution set forth therein, and acknowledges that the removal of the restrictive legend from certificates representing Securities as set forth in this Section 4.1 is predicated upon the Company’s reliance upon this understanding.

4.2 Acknowledgment of Dilution. The Company acknowledges that the issuance of the Securities may result in dilution of the outstanding shares of Common Stock, which dilution may be substantial under certain market conditions. The Company further acknowledges that its obligations under the Transaction Documents, including, without limitation, its obligation to issue the Purchased Shares or Warrant Shares pursuant to the Transaction Documents, are unconditional and absolute and not subject to any right of set off, counterclaim, delay or reduction, regardless of the effect of any such dilution or any claim the Company may have against any Purchaser and regardless of the dilutive effect that such issuance may have on the ownership of the other stockholders of the Company.

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4.3 Furnishing of Information; Public Information. From the date of the Qualified Offering, until the time that no Purchaser owns Securities, the Company covenants to maintain the registration of the Common Stock under Section 12(b) or 12(g) of the Exchange Act and to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act even if the Company is not then subject to the reporting requirements of the Exchange Act.

4.4 Integration. The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities.

4.5 Publicity. The Company and each Purchaser shall consult with each other in issuing any other press releases with respect to the transactions contemplated hereby, and neither the Company nor any Purchaser shall issue any such press release nor otherwise make any such public statement without the prior consent of the Company, with respect to any press release of any Purchaser, or without the prior consent of each Purchaser, with respect to any press release of the Company, which consent shall not unreasonably be withheld or delayed, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement or communication. Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Purchaser, or include the name of any Purchaser in any filing with the Commission or any regulatory agency or Trading Market, without the prior written consent of such Purchaser, except to the extent such disclosure is required by law or Trading Market regulations.

4.6 Shareholder Rights Plan. No claim will be made or enforced by the Company or, with the consent of the Company, any other Person, that any Purchaser is an “Acquiring Person” under any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or similar anti-takeover plan or arrangement in effect or hereafter adopted by the Company, or that any Purchaser could be deemed to trigger the provisions of any such plan or arrangement, by virtue of receiving Securities under the Transaction Documents or under any other agreement between the Company and the Purchasers.

4.7 Non-Public Information. The Company covenants and agrees that neither it, nor any other Person acting on its behalf will provide any Purchaser or its agents or counsel with any information that constitutes, or the Company reasonably believes constitutes, material non-public information, unless prior thereto such Purchaser shall have consented to the receipt of such information and agreed with the Company to keep such information confidential. The Company understands and confirms that each Purchaser shall be relying on the foregoing covenant in effecting transactions in securities of the Company. To the extent that the Company delivers any material, non-public information to a Purchaser without such Purchaser’s consent, the Company hereby covenants and agrees that such Purchaser shall not have any duty of confidentiality to the Company, any of its Subsidiaries, or any of their respective officers, directors, agents, employees or Affiliates, or a duty to the Company, any of its Subsidiaries or any of their respective officers, directors, agents, employees or Affiliates not to trade on the basis of, such material, non-public information, provided that the Purchaser shall remain subject to applicable law. Following the date of the Qualified Offering, to the extent that any notice provided pursuant to any Transaction Document constitutes, or contains, material, non-public information regarding the Company or any Subsidiaries, the Company shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 8-K. The Company understands and confirms that each Purchaser shall be relying on the foregoing covenant in effecting transactions in securities of the Company.

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4.8 Use of Proceeds. The Company shall use the net proceeds from the sale of the Securities hereunder for working capital purposes and for expenses relating to its initial public offering and shall not use such proceeds: (a) for the satisfaction of any portion of the Company’s debt (other than payment of trade payables in the ordinary course of the Company’s business and prior practices), (b) for the redemption of any Common Stock or Common Stock Equivalents, (c) for the settlement of any outstanding litigation (d) in violation of FCPA or OFAC regulations or (e) to lend, give credit or make advances to any officers, directors, employees or affiliates of the Company.

4.9 Indemnification of Purchasers. Subject to the provisions of this Section 4.9, the Company will indemnify and hold each Purchaser and its directors, officers, shareholders, members, partners, employees and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), each Person who controls such Purchaser (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, shareholders, agents, members, partners or employees (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling persons (each, a “Purchaser Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation that any such Purchaser Party may suffer or incur as a result of or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents or (b) any action instituted against the Purchaser Parties in any capacity, or any of them or their respective Affiliates, by any stockholder of the Company who is not an Affiliate of such Purchaser Party, with respect to any of the transactions contemplated by the Transaction Documents (unless such action is solely based upon a material breach of such Purchaser Party’s representations, warranties or covenants under the Transaction Documents or any agreements or understandings such Purchaser Party may have with any such stockholder or any violations by such Purchaser Party of state or federal securities laws or any conduct by such Purchaser Party which is finally judicially determined to constitute fraud, gross negligence or willful misconduct). If any action shall be brought against any Purchaser Party in respect of which indemnity may be sought pursuant to this Agreement, such Purchaser Party shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof with counsel of its own choosing reasonably acceptable to the Purchaser Party. Any Purchaser Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Purchaser Party except to the extent that (i) the employment thereof has been specifically authorized by the Company in writing, (ii) the Company has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of counsel, a material conflict on any material issue between the position of the Company and the position of such Purchaser Party, in which case the Company shall be responsible for the reasonable fees and expenses of no more than one such separate counsel. The Company will not be liable to any Purchaser Party under this Agreement (y) for any settlement by a Purchaser Party effected without the Company’s prior written consent, which shall not be unreasonably withheld or delayed; or (z) to the extent, but only to the extent that a loss, claim, damage or liability is attributable to any Purchaser Party’s breach of any of the representations, warranties, covenants or agreements made by such Purchaser Party in this Agreement or in the other Transaction Documents. The indemnification required by this Section 4.9 shall be made by periodic payments of the amount thereof during the investigation or defense, as and when bills are received or are incurred. The indemnity agreements contained herein shall be in addition to any cause of action or similar right of any Purchaser Party against the Company or others and any liabilities the Company may be subject to pursuant to law.

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4.10 Equal Treatment of Purchasers. No consideration (including any modification of any Transaction Document) shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of the Transaction Documents unless the same consideration is also offered to all of the parties to such Transaction Documents. For clarification purposes, this provision constitutes a separate right granted to each Purchaser by the Company and negotiated separately by each Purchaser and is intended for the Company to treat the Purchasers as a class and shall not in any way be construed as the Purchasers acting in concert or as a group with respect to the purchase, disposition or voting of Securities or otherwise.

4.11 Certain Transactions and Confidentiality. Notwithstanding anything contained in this Agreement to the contrary, the Company expressly acknowledges and agrees that (i) no Purchaser makes any representation, warranty or covenant hereby that it will not engage in effecting transactions in any securities of the Company, (ii) no Purchaser shall be restricted or prohibited from effecting any transactions in any securities of the Company in accordance with applicable securities laws and (iii) no Purchaser shall have any duty of confidentiality or duty not to trade in the securities of the Company to the Company or its Subsidiaries. Notwithstanding the foregoing, in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser’s assets, the covenant set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement.

4.12 Form D; Blue Sky Filings. The Company agrees to timely file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof, promptly upon request of any Purchaser. The Company shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to qualify the Securities for, sale to the Purchasers at the Closing under applicable securities or “Blue Sky” laws of the states of the United States and shall provide evidence of such actions promptly upon request of any Purchaser.

24

ARTICLE V.

MISCELLANEOUS

5.1 Termination. This Agreement may be terminated by any Purchaser, as to such Purchaser’s obligations hereunder only and without any effect whatsoever on the obligations between the Company and the other Purchasers, by written notice to the other parties, if the initial Closing has not been consummated on or before the tenth calendar day following the date hereof, provided, however, that no such termination will affect the right of any party to sue for any breach by any other party (or parties).

5.2 Fees and Expenses. Except as expressly set forth in the Transaction Documents to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants, and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery, and performance of this Agreement. The Company shall pay all Transfer Agent fees (including, without limitation, any fees required for same-day processing of any instruction letter delivered by the Company), stamp taxes and other taxes and duties levied in connection with the delivery of any Securities to the Purchasers.

5.3 Entire Agreement. The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

5.4 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of: (a) the time of transmission, if such notice or communication is delivered via facsimile at the facsimile number or email attachment at the email address as set forth on the signature pages attached hereto at or prior to 5:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the time of transmission, if such notice or communication is delivered via facsimile at the facsimile number or email attachment as set forth on the signature pages attached hereto on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (c) the second (2nd) Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages attached hereto. To the extent that any notice provided pursuant to any Transaction Document constitutes, or contains, material, non-public information regarding the Company or any of the Subsidiaries, the Company shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 8-K.

5.5 Amendments; Waivers. No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Company and Purchasers which purchased at least a majority of the Units based initial Subscription Amounts hereunder or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought, provided that if any amendment, modification or waiver disproportionately and adversely impacts a Purchaser (or group of Purchasers), the consent of such disproportionately impacted Purchaser (or group of Purchasers) shall also be required. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition, or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right. Any proposed amendment or waiver that disproportionately, materially, and adversely affects the rights and obligations of any Purchaser relative to the comparable rights and obligations of the other Purchasers shall require the prior written consent of such adversely affected Purchaser. Any amendment effected in accordance with this Section 5.5 shall be binding upon each Purchaser and holder of Securities and the Company.

25

5.6 Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

5.7 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of each Purchaser (other than by merger). Any Purchaser may assign any or all of its rights under this Agreement to any Person to whom such Purchaser assigns or transfers any Securities, provided that such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions of the Transaction Documents that apply to the “Purchasers.”

5.8 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in Section 4.10. Notwithstanding the foregoing, each of the Placement Agent shall be deemed a third-party beneficiary of the representations and warranties of the Company as contained in Section 3.1 of this Agreement and shall have the right to enforce such provisions directly to the extent it may deem such enforcement necessary or advisable to protect its rights.

5.9 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal Proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, partners, members, employees, or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any Action or Proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such Action or Proceeding is improper or is an inconvenient venue for such Proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such Action or Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. If any party shall commence an Action or Proceeding to enforce any provisions of the Transaction Documents, then, in addition to the obligations of the Company under Section 4.10, the prevailing party in such Action or Proceeding shall be reimbursed by the non-prevailing party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such Action or Proceeding.

26

5.10 Survival. The representations and warranties contained herein shall survive the Closing and the delivery of the Securities.

5.11 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page was an original thereof.

5.12 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants, and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

5.13 Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) any of the other Transaction Documents, whenever any Purchaser exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Purchaser may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

5.14 Replacement of Securities. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen, or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof (in the case of mutilation), or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction. The applicant for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs (including customary indemnity) associated with the issuance of such replacement Securities.

27

5.15 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations contained in the Transaction Documents and hereby agree to waive and not to assert in any Action for specific performance of any such obligation the defense that a remedy at law would be adequate.

5.16 Payment Set Aside. To the extent that the Company makes a payment or payments to any Purchaser pursuant to any Transaction Document or a Purchaser enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

5.17 Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance or non-performance of the obligations of any other Purchaser under any Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Purchaser shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any Proceeding for such purpose. Each Purchaser has been represented by its own separate legal counsel in its review and negotiation of the Transaction Documents. The Company has elected to provide all Purchasers with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by any of the Purchasers. It is expressly understood and agreed that each provision contained in this Agreement and in each other Transaction Document is between the Company and a Purchaser, solely, and not between the Company and the Purchasers collectively and not between and among the Purchasers.

5.18 Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken, or such right may be exercised, on the next succeeding Business Day.

5.19 Construction. The parties agree that each of them and/or their respective counsel have reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents or any amendments thereto. In addition, each and every reference to share prices and shares of Common Stock in any Transaction Document shall be subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of this Agreement.

5.20 WAIVER OF JURY TRIAL. IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

(Signature Pages Follow)

28

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

CARING BRANDS, Inc.	Address for Notice:
1061 E. Indiantown Road
Suite 110
Jupiter, FL 33477
Attention: Brian John

By:		Email: bjohn@caringbrands.com
Name:	Dr. Glynn Wilson
Title:	Chief Executive Officer

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

SIGNATURE PAGE FOR PURCHASER FOLLOWS]

29

[PURCHASER SIGNATURE PAGES TO

sECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: ________________________________________________________

Signature of Authorized Signatory of Purchaser: __________________________________

Name of Authorized Signatory: ____________________________________________________

Title of Authorized Signatory: _____________________________________________________

Email Address of Authorized Signatory: _____________________________________________

Facsimile Number of Authorized Signatory: __________________________________________

Address for Notice to Purchaser:

Address for Delivery of Securities to Purchaser (if not same as address for notice):

Subscription Amount: $_____________

Number of Units purchase: _____________

EIN Number: _______________________

[SIGNATURE PAGES CONTINUE]

30

EXHIBIT LIST

a.	Purchaser Questionnaire

b.	Investor Presentation

c.	Risk Factors

31

EXHIBIT B

U.S. Accredited Investor Confirmation Certificate

(For U.S. Purchasers that are Accredited Investors)

To: (the “Seller”)

Reference is made to the Share Purchase Agreement by and among (the “Seller”,) the undersigned (also referred to herein as the “Purchaser”) (the “Agreement”). Terms not otherwise defined herein have the meanings ascribed to them in the Agreement.

The Purchaser understands and agrees that the Purchased Shares have not been and will not be registered under the United States Securities Act of 1933, as amended (the “Securities Act”), or any applicable U.S. state securities laws, and the Purchased Shares are being offered and sold by the Seller to the Purchaser in reliance upon available exemptions under the Securities Act.

The undersigned represents, warrants and covenants (which representations, warranties and covenants shall survive the Closing) to the Seller (and acknowledges that the Seller is relying thereon) that the Purchaser is an “accredited investor”, as defined under the Securities Act (an “Accredited Investor”), and satisfies one or more of the categories indicated below (please initial on the appropriate line or lines), and is:

______Category 1.	A bank, as defined in Section 3(a)(2) of the U.S. Securities Act, whether acting in its individual or fiduciary capacity; a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the U.S. Securities Act, whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the United States Securities Exchange Act of 1934, as amended; an insurance company as defined in Section 2(a)(13) of the U.S. Securities Act; an investment company registered under the United States Investment Seller Act of 1940, as amended; a business development company as defined in Section 2(a)(48) of the United States Investment Seller Act of 1940, as amended; a small business investment company licensed by the U.S. Small Business Administration under Section 301 (c) or (d) of the United States Small Business Investment Act of 1958, as amended; any Rural Business Investment Seller as defined in section 384A of the United States Consolidated Farm and Rural Development Act of 1972, as amended; a plan established and maintained by a state, its political subdivisions or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, with total assets in excess of U.S.$5,000,000; or an employee benefit plan within the meaning of the United States Employee Retirement Income Security Act of 1974, as amended, in which the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment adviser, or if the employee benefit plan has total assets in excess of U.S.$5,000,000 or, if a self-directed plan, with investment decisions made solely by persons who are “accredited investors” (as such term is defined in Rule 501 under the U.S. Securities Act); or

32

______Category 2.	A private business development company as defined in Section 202(a)(22) of the United States Investment Advisers Act of 1940, as amended; or

______Category 3.	An organization described in Section 501(c)(3) of the United States Internal Revenue Code of 1986, as amended, a corporation, a Massachusetts or similar business trust or a partnership, or a limited liability company, not formed for the specific purpose of acquiring the securities being offered, with total assets in excess of U.S.$5,000,000; or

______Category 4.	A director or executive officer of the Seller (for purposes of this Schedule “A”, “executive officer” means the president; any vice president in charge of a principal business unit, division or function, such as sales, administration or finance; or any other person or persons who perform(s) similar policymaking functions for the Seller); or

_____Category 5.	A natural person whose individual net worth, or joint net worth with that person’s spouse or spousal equivalent, at the time of purchase exceeds U.S.$1,000,000; provided, however, that (i) the person’s primary residence shall not be included as an asset; (ii) indebtedness that is secured by the person’s primary residence, up to the estimated fair market value of the primary residence at the time of the sale of securities, shall not be included as a liability (except that if the amount of such indebtedness outstanding at the time of the sale of securities exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability); and (iii) indebtedness that is secured by the person’s primary residence in excess of the estimated fair market value of the primary residence at the time of the sale of securities shall be included as a liability; or

(Note: For the purposes of calculating “joint net worth”, joint net worth can be the aggregate net worth of the investor and spouse or spousal equivalent, and assets need not be held jointly to be included in the calculation. Reliance on the joint net worth standard does not require that the securities be purchased jointly.

(Note: The term “spousal equivalent” means a cohabitant occupying a relationship generally equivalent to that of a spouse.)

33

______Category 6.	A natural person who had an individual income in excess of U.S.$200,000 in each of the two most recent years or joint income with that person’s spouse or spousal equivalent in excess of U.S.$300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year; or

(Note: The term “spousal equivalent” means a cohabitant occupying a relationship generally equivalent to that of a spouse.)

_____Category 7.	A trust, with total assets in excess of U.S.$5,000,000, not formed for the specific purpose of acquiring the securities being offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the U.S. Securities Act; or

_____Category 8.	An entity in which all of the equity owners are “accredited investors” (as such term is defined in Rule 50l(a) of Regulation D under the U.S. Securities Act); or

(Note: It is permissible to look through various forms of equity ownership to natural persons in determining the accredited investor status of entities under this category. If those natural persons are themselves accredited investors, and if all other equity owners of the entity seeking accredited investor status are accredited investors, then this category may be available.)

_____Category 9.	An entity of a type not listed in Category 1, 2, 3, 7 or 8 above or in Category 11 below, owning investments in excess of U.S.$5,000,000 that is not formed for the specific purpose of acquiring the Securities; or

_____Category 10.	A natural person that holds one of the following licenses in good standing: General Securities Representative license (Series 7), the Private Securities Offerings Representative license (Series 82), or the Investment Adviser Representative license (Series 65); or

_____Category 11.	An investment adviser registered pursuant to section 203 of the United States Investment Advisers Act of 1940, as amended, or registered pursuant to the laws of a state, or an investment adviser relying on the exemption from registering with the U.S. Securities and Exchange Commission (“SEC”) under section 203(1) or (m) of the United States Investment Advisers Act of 1940, as amended; or

_____Category 12.	A “family office,” as defined in Rule 202(a)(ll)(G)-1 under the United States Investment Advisers Act of 1940, as amended (17 CFR 275.202(a)(l l)(G)-1): (i) with assets under management in excess of U.S.$5,000,000, (ii) that is not formed for the specific purpose of acquiring the securities offered, and (iii) whose prospective investment is directed by a person who has such knowledge and experience in financial and business matters that such family office is capable of evaluating the merits and risks of the prospective investment; or

34

_____Category 13.	A “family client,” as defined in Rule 202(a)(ll)(G)-1 under the United States Investment Advisers Act of 1940, as amended (17 CFR 275.202(a)(ll)(G)-l), of a family office meeting the requirements in Category 12 above and whose prospective investment in the issuer is directed by such family office pursuant to (iii) of Category 12 above.

The undersigned agrees that by accepting the Purchased Shares it shall be representing and warranting that the representations and warranties above are true as at the closing with the same force and effect as if they had been made by it at the Closing and that they shall survive the purchase by it of the Purchased Shares and shall continue in full force and effect notwithstanding any subsequent disposition by it of the Purchased Shares.

The foregoing representations and warranties are true an accurate as of the date of this U.S. Accredited Investor Confirmation Certificate and will be true and accurate as of Closing. If any such representations and warranties shall not be true and accurate prior to Closing, the Purchaser shall give immediate written notice of such fact to the Seller.

Dated at ____________________________, on __________________________, 2024

_______________________________

(Full Name of Purchaser - please print)

_______________________________

(Authorized Signature)

_______________________________

(Name and Official Capacity - please print)

35

SCHEDULE 2.1

WIRE INSTRUCTIONS

36

DISCLOSURE SCHEDULES

Schedule 3.1 (a) Subsidiaries—None

Schedule 3.1 (g) Capitalization-

The Company has 13,335,000 shares of Common Stock outstanding.

The Company has 2,110,000 outstanding options or warrants.

Schedule 3.1 (q) Intellectual Property. See attached list.

Schedule 3.1 (u)— Registration Rights—None

Schedule 3.1 (y) Outstanding Taxes—None

37

PATENTS

Hoxie Reference	Jupiter Reference	Country	Status	Filed Date	Application Number	Publication Date	Publication Number	Grant Date	Patent No.
JPW-01-AU	JW-100	Australia	Pending	2020-08-07	2020331290
JPW-01-BR		Brazil	Abandoned	2020-08-07	BR1120220024916
JPW-01-CA		Canada	Pending	2020-08-07	3147353
JPW-01-CN		China	Published	2020-08-07	202080071037.7	2022-10-04	CN115151241A
JPW-01-EP		European Patent	Published	2020-08-07	20760708.6	2022-06-15	4009946
JPW-01-IN		India	Abandoned	2020-08-07	202217011675	2022-06-10	202217011675A
JPW-01-JP		Japan	Abandoned	2020-08-07	2022-508456	2022-10-13	2022-543703
JPW-01-KR		Korea, Republic of (KR)	Abandoned	2020-08-07	10-2022-7007478
JPW-01-MX		Mexico	Pending	2020-08-07	MX/a/2022/001723
JPW-01-PCT		Patent Cooperation Treaty	Expired	2020-08-07	PCT/US2020/045408	2021-02-18	WO 2021/030190 A1
JPW-01-PROV		United States of America	Expired	2019-08-09	62/884,955
JPW-01-PROVB		United States of America	Expired	2020-03-04	62/985,235
JPW-01-US		United States of America	Abandoned	2020-08-07	16/987,941	2021-02-11	US 2021-0038513 A1
JPW-01-USC		United States of America	Published	2022-09-30	17/937,327	2023-01-26	US-2023-0026847-A1

JPW-02-CA	Oronasal CBD Formulations and Uses Thereof	Canada	Abandoned	2021-06-21	3,183,864
JPW-02-EP		European Patent	Abandoned	2021-06-21	21742254.2
JPW-02-PCT		Patent Cooperation Treaty	Expired	2021-06-21	PCT/US2021/038269	2021-12-30	WO 2021/262607 A1
JPW-02-PCTC		United States of America	Pending	2021-06-21	18/145,789
JPW-02-PROV		United States of America	Expired	2020-06-22	63/042,458
JPW-02-USP		United States of America	Abandoned	2021-06-21	17/353,573	2021-12-23	US-2021-0393576 A1

38

JPW-03-PCT	CBD Sunscreen	Patent Cooperation Treaty	Expired	2021-04-06	PCT/US2021/025947	2021-10-14	WO 2021/207182 A1
JPW-03-PCTC		United States of America	Published	2022-10-06	17/938,613	2023-02-02	US-2023-0033849-A1
JPW-03-PROV		United States of America	Expired	2020-04-06	63/005,854
JPW-03-PROVB		United States of America	Expired	2020-06-03	63/034,305

JPW-04-PROV	Systems and Methods for Treating Androgenetic Alopecia	United States of America	Expired	2018-09-26	62/736,675
JPW-04-USP		United States of America	Abandoned	2019-09-25	16/582,380	2020-03-26	US-2022-0094071 A1

JPW-05-PROV	JW-700	United States of America	Expired	2018-10-05	62/741,990
JPW-05-PROVB		United States of America	Expired	2018-11-06	62/756,293
JPW-05-PROVC		United States of America	Expired	2019-02-01	62/800,065
JPW-05-PROVD		United States of America	Expired	2019-05-17	62/849,598
JPW-05-PROVE		United States of America	Expired	2019-09-04	62/895,627
JPW-05-USP		United States of America	Granted	2019-10-04	16/593,577	2021-03-04	US-2021-0059920 A1	2023-09-26	11,766,392
JPW-05-USPD		United States of America	Pending	2023-09-25	18/474,052
JPW-05-USPN		United States of America	Allowed	2020-01-21	16/747,685	2020-07-09	US-2020-0214958 A1	2023-04-18	11,628,132
JPW-05-USPNC		United States of America	Published	2023-04-17	18/301,951	2023-12-21	US-2023-0404886 A1
JPW-05-USPNN		United States of America	Published	2022-06-10	17/806,363	2022-09-22	US-2022-0296486-A1
JPW-05-USPNN-PCT		Patent Cooperation Treaty	Published	2023-02-14	PCT/US2023/062611	2023-12-14	WO 2023/239972
JPW-05-IN		India	Pending	2023-02-14	202317067100
JPW-05-JP		Japan	Pending	2023-02-14	2023-540689

JPW-06-US	Methods and Compositions for Improving the Appearance of Hair Following Topical Minoxidil Application	United States of America	Abandoned	2020-06-08	16/946,158	2021-12-09	US-2021-0378937 A1

JPW-07-PROV	Methods for Protecting Hair Follicles	United States of America	Expired	2019-07-31	62/880,940
JPW-07-USP		United States of America	Abandoned	2020-07-31	16/947,423	2021-02-04	US-2021-0030787 A1

JPW-08-PCT	TAAR Receptor Agonists for the Treatment of Alopecia	Patent Cooperation Treaty	Expired	2019-03-20	PCT/US2019/023148	2020-01-30	WO 2020/023084 A1
JPW-08-PCTC		United States of America	Published	2021-01-22	17/155,865	2021-05-13	US-2021-0137854 A1
JPW-08-PROV		United States of America	Expired	2018-07-26	62/703,547
JPW-08-PROVB		United States of America	Expired	2018-07-27	62/711,236
JPW-08-PROVC		United States of America	Expired	2018-07-27	62/711,162
JPW-08-PROVD		United States of America	Expired	2018-09-20	62/733,962
JPW-08-PROVE		United States of America	Expired	2018-10-30	62/752,608

JPW-09-PROV	Post Acute Covid 19 Tinnitus	United States of America	Abandoned	2022-10-18	63/380,019

JPW-11-PROV	JW-710	United States of America	Filed	2023-10-31

JPW-12-PROV	Photocil	United States of America	Expired	2011-11-03	61/555,130
JPW-12-US-PCT		Patent Cooperation Treaty	Expired	2013-07-23	PCT/US2013/051721	2014-05-08	WO 2014/070266 A1
JPW-12-US		United States of America	Abandoned	2012-11-05	13/669,435	2013-05-09	US-2013-0115180-A1
JPW-12-USN		United States of America	Abandoned	2013-07-22	13/948,090	2013-11-21	US 2013-0310730-A1
JPW-12-USN2		United States of America	Granted	2013-12-31	14/145,824	2014-05-01	US-2014-0121732-A1	2018-10-30	10,111,821

JPW-14-US		United States of America	Pending	2023-12-23	18/395,565

39

LICENSES

Name	Country	Products	Signature Date	Term	Status

Cosmofix Technovation / Sanpellegrino Cosmetics	India *	JW-700 Photocil	9/1/2022	3 years	On sale in India

Taisho Pharmaceutical	Japan	JW-700	5/1/2022	5 years	In development

* India , Nepal, Bangladesh, Sri Lanka , Vietnam , Phillipines , Malaysia , Cambodia ,
laos , Indonesia , Uae , Egypt , Algeria , Tunisia , Congo Nigeria , Kenya , Thailand ,
Algeria ,Bahrain, Iran, Iraq, Jordan, Kuwait, Lebanon, Libya, Morocco, Oman, Qatar,
Saudi Arabia, Syria, Tunisia